                             MASTER EQUIPMENT LEASE

Alliance Leasing & Services Group, Ltd. ("ALSG") and the Lessee stated above ("Customer"), in consideration of the mutual agreements set forth herein and in any schedule or schedules hereto and the payment of rent as provided herein and therein, hereby agree to the terms of this Master Equipment Lease and any schedule or schedules hereto.

1. EQUIPMENT LEASED: This contract is a Master Equipment Lease and the terms of each schedule ("Schedule") hereto are subject to any and all conditions and provisions set forth herein as they may from time to time be amended. Each Schedule shall incorporate therein all of the terms and conditions of this Master Equipment Lease and shall contain such additional terms and conditions as ALSG and Customer shall agree upon. Each Schedule is enforceable according to the terms and conditions contained therein. In the event of a conflict between the language of this Master Equipment Lease and any Schedule hereto, the terms of the Schedule shall prevail with respect to that Schedule. This Master Equipment Lease and all Schedules hereto are collectively referred to as the "Agreement."

ALSG agrees to lease to Customer, and Customer agrees to lease from ALSG, in accordance with the terms and conditions herein, the equipment and features, together with all replacements, parts, repairs, additions, attachments and accessories incorporated therein (collectively called the "Machines") described in each executed Schedule which shall be made a part hereof. Customer shall have no right, title or interest in the Machines, except as expressly set forth in this Agreement. ALSG shall have no obligation hereunder until the execution and delivery of a Schedule by ALSG and Customer.

2. TERM AND RENT: The term of this Agreement shall commence on the date set forth above and shall continue thereafter so long as any Schedule entered into pursuant to this Agreement remains in effect.

The Initial Term and the rent payable with respect to each Machine shall be as set forth in the Schedule relating thereto. The term of any lease of Machines hereunder shall commence on the Commencement Date specified in the Schedule relating to such Machines and shall continue in force until terminated by ALSG or Customer upon not less than one hundred eighty (180) days' written notice, provided, however, that no such lease shall be so terminated prior to the expiration of the Initial Term Specified in such Schedule.

The periodic rental charge for Machines listed in each Schedule shall commence on the Commencement Date, specified in such Schedule, and be due and payable in advance on the first day of each month, in the case of monthly rent, and quarter, in the case of quarterly rent (except in each case the first payment which shall be a pro rata portion of the periodic rental charge calculated on the basis of thirty-day months, and shall be due and payable when invoiced by ALSG.)

Except as otherwise hereinafter expressly provided, the ALSG periodic rental charges for all the Machines listed in each Schedule during the Initial Term shall be the charges set forth in the Schedule relating thereto.

After expiration of the Initial Term specified in a Schedule and so long thereafter as this Agreement shall remain in effect, the periodic rental charge for the Machines set forth in such Schedule shall be the aggregate periodic rental charges for such Machines in effect with respect to the last month or quarter of the Initial Term relating thereto.

3. LATE CHARGES: At its discretion, ALSG shall have the right to charge and collect, and Customer agrees to pay, late charges for rental and other amounts due hereunder not paid when due, said late charges to be charged at the rate of one and one half percent per month on the unpaid installment or the highest amount permitted by applicable law whichever is lower. These charges will be billed in the following period and like the rental will be due the first day of the month or quarter. No notice of default shall be required to be given to Customer as a condition to Customer's becoming obligated to pay late charges.

4. PAYMENT OF TAXES: Customer convenants and agrees to pay, upon invoice by ALSG, and to reimburse and indemnify and hold ALSG harmless from and against, all taxes, fees or other charges, however designated or levied, on the Customer, on this Agreement, on the Machines or their use or value for tax purposes, including (but not limited to) state and local privilege or excise taxes based on gross revenue and any taxes or amounts in addition thereto or in lieu thereof paid or payable by ALSG, except any taxes based upon the net income of ALSG.

5. SECURITY INTEREST: At or prior to the Commencement Date of any lease of Machines hereunder, and from time to time as ALSG shall request, Customer, at its own expense, shall cause financing statements with respect to this Agreement to be executed by a duly authorized representative of Customer and ALSG and filed in the Office of the Secretary of State and County Recorder of the appropriate jurisdiction as may be required to create a perfected security interest in the Machines. The Customer shall, at its expense, from time to time do and perform any other act and will execute, deliver, file and record (and will re-file, re-record, whenever required) any and all further instruments required by law or reasonably requested by ALSG, its successors or assigns, for the protection of the title of ALSG, its successors or assigns to the Machines, or for the purpose of carrying out the intent of the Agreement.

6. LIENS: Customer shall not directly or indirectly create, incur, assume or suffer to exist any mortgage, security interest, pledge, charge, lien, encumbrance or claim on or with respect to the Machines, title thereto or any interest therein, except (a) the respective rights of ALSG and Customer as herein provided, (b) liens or encumbrances which result from any action or inaction of ALSG or from any claim against ALSG (other than any such liens or encumbrances which arise from Customer's failure to perform any obligation of Customer hereunder), (c) liens for taxes either not yet due or being contested in the opinion of ALSG in good faith and by appropriate proceedings and (d) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business and not delinquent. Customer will immediately notify ALSG of, and Customer will immediately at its own cost and expense take whatever action is necessary to duly discharge, any such mortgage, security interest, pledge, charge, lien, encumbrance or claim not excepted in (b), (c) and (d) above, when the same may arise at any time, until the return of the Machines as provided hereunder.

7. MAINTENANCE: Customer at its sole expense shall maintain the Machines in good operating order, repair, condition and appearance and protect the Machines from deterioration, other than normal wear and tear. Customer at its sole expense shall enter into, and maintain in force in accordance with the terms thereof, a Maintenance Agreement covering the Machines with ALSG, the manufacturer of the Machines, or such other party as shall be acceptable to ALSG (the "Maintenance Vendor") (effective date to be the Commencement Date of this Agreement), and Customer shall supply an executed copy thereof to ALSG and authorize the Maintenance Vendor to notify ALSG in the event maintenance charges are not paid by Customer when due. In such event, ALSG shall have the right, but not the obligation, to pay all such charges and treat such amounts as additional rental hereunder Customer will cause the Maintenance Vendor to keep the Machines in good working order in accordance with the provisions of said Maintenance Agreement. All maintenance and service charges, whether under said Maintenance Agreement or otherwise, and in addition the expenses, if any, of the Maintenance Vendor's customer engineers charged by such Vendor in connection with maintenance and repair services, shall be borne by Customer. The Equipment returned to Lessor shall, at the time it is removed from Lessee's premises, be in the same condition and working order as when delivered to Lessee, reasonable wear and tear excepted, and certified for manufacturer's maintenance by its manufacturer. Customer hereby assumes and agrees to pay any costs necessary to have the manufacturer certify the machines.

Upon the request of ALSG, Customer shall at reasonable times during business hours make the Machines and its maintenance records available for inspections.

8. USE: Customer shall provide safe storage and proper care for the Machines and shall at all times use, operate and enjoy the same strictly in accordance with all laws, ordinances and regulations from time to time in force. Cards, tapes, other supplies, accessories and disk devices used to operate the Machines shall meet applicable specifications of the respective Machine manufacturer(s).

9. ALTERATION AND ATTACHMENTS: Customer may, at its own expense and after prior written notice to ALSG, make alterations in or attachments to the Machines, provided that such alterations and attachments consist only of (i) any accessory, equipment or device manufactured or sold by the manufacturer of the Machines for installation on the Machines and installed in compliance with said manufacturer's installation procedures, or (ii) any other accessory, equipment or device installed on the Machines so long a such item does not interfere with the normal operation of the Machines, increase the cost of maintenance of the Machines, or create a safety hazard, and is capable of being removed without causing damage to the Machines. Any alteration or attachment proposed by Customer for the Machines shall, at ALSG's option, be purchased or leased from ALSG, subject to the then prevailing fair market value of such alteration or attachment and, if applicable, the then prevailing market interest rate for customers with like credit standing as Customer in similar transactions. All such alterations and attachments, unless ALSG shall otherwise direct in writing, shall be removed by Customer and the Machines restored to their original condition, reasonable wear and tear excepted, upon termination of this Agreement. Any unremoved alterations and attachments and replacements made to or placed in or upon the Machines shall become a component part thereof and title therein shall immediately vest in ALSG and shall be included under the terms and provisions of this Agreement. Customer shall not, without the prior written consent of ALSG and subject to such conditions as ALSG may impose for is protection, affix the Machines to any real property if, as a result thereof, the Machines will become a fixture under applicable law. Notwithstanding the above provisions, the manufacturer of the Machines may incorporate engineering changes or make temporary alterations to the machines without the consent of ALSG.

10. RISK OF LOSS: All risk of loss, theft, destruction and damage to the Machines, from whatever cause, are assumed by Customer. Should the Machines be damaged, customer shall repair the Machines to ALSG's satisfaction and after making such repair Customer shall be entitled to reimbursement by ALSG to the extent of insurance proceeds received by ALSG for such charges as customer has incurred. Should the Machines be irreparably damaged, lost or destroyed, Customer shall pay ALSG the value thereof, which shall be deemed to be the Stipulated Loss Value for such Machines as listed on the Schedules relating thereto, and after making such payment Customer shall be entitled to reimbursement by ALSG to the extent of insurance proceeds received by ALSG.

Customer will maintain fire, with extended coverage, insurance for the term of the Agreement on the Machines for the full value thereof, as specified above, and will maintain public liability insurance with respect to the Machines with minimum limits of liability per any one occurrence of not less than $250,000. All such insurance shall name ALSG, its successors and assigns as additional assureds or loss payees as their interest may appear, shall be with such insurers as shall be satisfactory to ALSG and shall provide that the same may be altered or cancelled only after ten (10) days' prior written notice to such assureds and loss payees. If any loss shall be paid to Customer and ALSG jointly, ALSG is hereby appointed Customer's attorney-in-fact for the purpose of endorsing Customer's name on the check or draft constituting such payment. Customer shall deliver to ALSG, promptly after the beginning of the term of the Agreement or prior to the effective date of any cancellation or expiration of such insurance, as the case may be, the insurance policy or a certificate of other evidence, satisfactory to ALSG, of the maintenance of such insurance. Customer agrees to give ALSG prompt notice of any damage to or loss of the Machines or any part thereof, and to take such actions as required by this paragraph within thirty (30) days of such damage or loss.

11. INDEMNITY: Customer agrees that it shall at all times defend, indemnify, and hold ALSG, its successors and assigns, harmless from and against any and all claims, costs, expenses, damages and liabilities (including, but not limited to, liability for death, bodily injury and property damage), including reasonable attorneys' fees, resulting from or pertaining to the purchase, ownership, rental, use, operation or return of the Machines during or upon the expiration of the initial or any extended term of this Agreement, except for any of the foregoing that result from the sole negligence or willful misconduct of ALSG.

12. DISCLAIMER OF LIABILITY: CUSTOMER AGREES THAT ALSG SHALL NOT BE LIABLE TO CUSTOMER FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF ANY KIND CAUSED, DIRECTLY OR INDIRECTLY, BY THE INADEQUACY OF ANY MACHINE FOR ANY PURPOSE, ANY DEFICIENCY OR DEFECT THEREIN OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF, OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF, OR ANY LOSS OF BUSINESS AND AGREES THAT IT WILL, IRRESPECTIVE OF ANY SUCH CLAIM, LOSS, DAMAGE OR EXPENSE, CONTINUE TO PAY ALL PERIODIC RENTAL CHARGES IN THE AMOUNTS STATED HEREIN WHICH MAY COME DUE DURING THE INITIAL TERM HEREOF AND THEREAFTER SO LONG AS THIS AGREEMENT IS NOT TERMINATED IN ACCORDANCE WITH ITS TERM. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS EXPRESSLY UNDERSTOOD THAT ALSG MAKES NO WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, CONDITION, QUALITY, CAPACITY OR DURABILITY OF THE MACHINES OR ANY PART THEREOF. THERE IS NO WARRANTY THAT THE MACHINES WILL BE FIT FOR A PARTICULAR PURPOSE. ALSG SHALL NOT BE OBLIGATED TO PROVIDE REPLACEMENT FOR ANY OF THE MACHINES WHICH MAY BE DESTROYED BY FIRE, THEFT, OR OTHER CASUALTY.

13. REPRESENTATIONS AND WARRANTIES OF CUSTOMER: Customer hereby represents and warrants for the benefit of ALSG that: (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Customer. (b) Each individual executing such on behalf of Customer was duly authorized to do so. (c) This Agreement constitutes a legal, valid and binding agreement of the Customer enforceable in accordance with its terms. (d) The Machines shall be deemed to be personal property even though attached to a realty and will not become fixtures under applicable law.

14. SELLING TIME: The Customer shall have the unlimited right to sell time to third parties so long as it shall retain uninterrupted possession and control of the Machines.

15. MOVING MACHINES: Customer may move all the Machines, at its expense, upon thirty (30) days' prior written notice to ALSG, its successors and assigns, to any other location of Customer, or any location of any division or subsidiary of Customer, within the continental United States (but in no event to any location outside the continental United States); provided, however, that the state of such relocation shall have in effect the Uniform Commercial Code and that all costs (including, without limitation, additional property taxes or other taxes, any additional expense of insurance coverage, and any expense associated with the protection of the title and interest of ALSG, its successors and assigns to and in the Machines) resulting from such movement shall be borne by Customer. In the event of such movement, Customer and such division or subsidiary of Customer, if any, shall cooperate with ALSG in taking all necessary, appropriate and reasonable measures to protect the title of ALSG, and the interest of an successor or assignee of ALSG, to and in the Machines.

16. NOTICE: Service of all notice under this Agreement shall be sufficient if in writing and given personally or mailed to the party involved at its respective address herein set forth, or any such other address as such party may provide in writing from time to time. Any such notices mailed to such address shall be effective when deposited in the United States mails, duly addressed with postage prepaid. Until further notice, service of all notice to ALSG shall be given at its general office, Alliance Leasing & Services Group, Ltd., 425 Metro Place North, Suite 200, Dublin, Ohio 43017.

17. TRANSPORTATION AND INSTALLATION: All transportation, rigging, traffic and drayage charges upon delivery of the Machines to Customer's site and upon final redelivery of the Machines to a location designated by ALSG (including, without limitation, the costs of intransit insurance) are to be paid by Customer. All costs involved in installation and deinstallation by qualified labor are the responsibility of the Customer.

18. RETURN OF MACHINES: Upon the expiration of the Initial Term or any extended term of any lease of Machines under this Agreement, Customer shall return the Machines so leased to ALSG, or any person designated by ALSG to Customer in writing, by making the same available, appropriately crated for transport by truck, at the loading dock of the building which shall be the location of the Machines upon such expiration, at Customer's sole cost and expense.

19. LEASING ONLY: This Agreement is one of leasing only and Customer shall not have or acquire any right, title or interest in or to any of the Machines except the right to use and operate the same as herein provided. Labels or other markings may be affixed and maintained on the Machines by ALSG indicating ALSG as the owner thereof. Customer shall keep the Machines free from any marking or labeling which might be interpreted as a claim of ownership thereof or other interest therein.

20. REIMBURSEMENT: All advances made by ALSG to discharge and pay any charges or any liens or encumbrances on the Machines for which Customer is liable hereunder shall be added to the unpaid balance of the periodic rental charge due and to become due and collectible as rent hereunder and shall be repayable by Customer to ALSG immediately, together with interest thereon at one and one half percent per month or the highest lawful rate, whichever is lower.

21. ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and (to the extent specified in any assignment) assigns. Customer, however, shall not assign this Agreement or sublet any Machines without first obtaining the written consent of ALSG, which such consent shall not be unreasonably withheld, provided that in no event will it be deemed unreasonable for ALSG to require as a condition to any such consent that Customer not be relieved of Liability hereunder. In the event of any assignment or sublet by Customer, Customer, its assigns and its sublessee, if any, shall cooperate with ALSG in taking all reasonable measures to protect the interest or title of ALSG, its successors and assigns, in or to the Machines. Customer acknowledges and understands that ALSG anticipates either selling and assigning its interest in certain or all of the Machines to one or more persons, or granting a security interest in the Machines to a lender o lenders in consideration of a loan or loans to ALSG. Customer agrees that with respect to the periodic rental charges and any other payments due and to become due to ALSG under this Agreement, it shall not, as to any assignee of ALSG's rights under this Agreement, assert against such assignee, any defense, setoff or counterclaim (including recoupment against or any diminution of amounts payable by Customer to such assignee) which it may have against ALSG. ALSG covenants that Customer shall quietly possess the Machines under this Agreement notwithstanding any such assignment by ALSG, subject to and in accordance with the provisions of this Agreement so long as Customer is not in default hereunder.

22. DEFAULT BY CUSTOMER: It shall be deemed a Default by Customer hereunder if the Customer (a) defaults in the payment of any sum of money due hereunder beyond the tenth (10th) day after the same shall become due hereunder; (b) defaults in the performance of any other of its obligations under this Agreement for a continuous period of thirty (30) days after receipt by Customer of written notice thereof from ALSG, its successors or assigns; (c) performs any affirmative act of insolvency or files any petition or takes any other action under any bankruptcy, reorganization, insolvency or moratorium law or any other law or laws for the relief of, or relating to, debtors; (d) is the subject of filing of any involuntary petition under any bankruptcy statute which is not dismissed within sixty (60) days thereafter or the appointment of any receiver or trustee to take possession of the properties of Customer, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment; (e) has a substantial part of its property or any part of the Machines subjected to any levy, seizure, assignment or sale for or by any creditor or governmental agency; or (f) defaults under any other agreement between Customer and ALSG, its successors or assigns.

In the event of any Default, ALSG, its successors or assigns, may at its option:
(i) terminate this Agreement; (ii) whether or not this Agreement is terminated, take immediate possession of any or all of the Machines, wherever situated, and for such purpose enter upon any premises without liability for so doing; (iii) sell, dispose of, hold, use or lease any Machines as ALSG in its sole discretion may decide, without any duty to account to Customer, and Customer shall remain liable for the remaining unpai rent for the balance of the respective Initial Term relating to such Machines and for other charges payable by Customer in accordance with this Agreement as provided herein; (iv) declare immediately due and payable the present value of all rentals remaining unpaid for the balance of the term of this Agreement (such present value to be computed on the basis of the discount rate as defined in the Schedule, applied from the date upon which such rental would be paid), in which event the same shall be accelerated and immediately due and payable, which rentals shall be deemed liquidated damages and not a penalty; and (v) exercise any other right or remedy which may be available in law or equity. Notwithstanding ALSG's exercise of any of the foregoing remedies, ALSG may recover from Customer all rentals and other sums accrued and unpaid under any terms hereof. The above remedies, to the extent permitted by law, shall be deemed cumulative and may be exercised successively or concurrently.

23. FINANCIAL INFORMATION: As soon as practicable after the close of each fiscal year of customer, Customer will furnish to ALSG a copy of its annual audit report prepared by independent certified accountants, or other accountants satisfactory to ALSG, unless the equivalent of such report is available to ALSG upon request, without charge or investment, in the form of Customer's annual report to shareholders, during each such year at such time.

24. GENERAL: The terms and conditions of this Agreement supersede those of all previous agreements between the parties with respect to the use of the Machines, and such use hereafter is subject to the terms and conditions of the agreement.

No modification or waiver of any of the terms and conditions of this Agreement nor consent to any departure therefrom by Customer shall in any event be effective unless the same shall be in writing signed by ALSG and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any provision hereof prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective without invalidating the remaining provisions of this Agreement; provided, however, that where the provisions of any such applicable law may be waived, they are hereby waived by Customer to the full extent permitted by law to the end that this Agreement shall be deemed to be a valid and binding agreement enforceable in accordance with its terms.

If legal action is required to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and other expenses.


Master Equipment Lease No.
CRS96120

Name of Lessee        CARDINAL REALTY SERVICES, INC.
                      Master Equipment Lease Date
                      SEPTEMBER 30, 1996

Address of Lessee     6954 AMERICANA PARKWAY,
                      REYNOLDSBURG, OH 43068




THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (WITHOUT REGARD TO CONFLICT OF LAWS) AND CONSTITUTES THE ENTIRE AGREEMENT BETWEEN CUSTOMER AND ALSG WITH RESPECT TO THE FURNISHING OF MACHINE USE HEREUNDER.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on behalf of each of them as of the date set forth at the beginning of this Agreement.


ALLIANCE LEASING & SERVICES GROUP, LTD. CARDINAL REALTY SERVICES, INC.

BY:
     --------------------------------------
BY:
     --------------------------------------
        Its duly authorized representative

TITLE:
      -------------------------------------

[Alliance Leasing & Services Group Letterhead]


SCHEDULE  A         DATED  SEPTEMBER 30, 1996
TO MASTER EQUIPMENT LEASE NO. CRS96120
DATED      SEPTEMBER 30, 1996
           CUSTOMER:                          CARDINAL REALTY SERVICES, INC.
           EQUIPMENT LOCATION:                6954 AMERICANA PARKWAY
                                              REYNOLDSBURG, OH 43068
           COMMENCEMENT DATE:                 OCTOBER 1, 1996
           MANUFACTURER:                      IBM

INITIAL TERM: 36  MONTHS after the first day of the calendar quarter immediately following the Commencement Date.


QUANTITY  TYPE  MODEL   DESCRIPTION      SERIAL      QUARTERLY       STIPULATED
                                           NO.          RENT         LOSS VALUE

                                                    ----------       -----------
                       See Attachment #1   Totals:  $48,369.00       $580,428.00








QUARTERLY RENT: Notwithstanding Section 2 of the Master Equipment Lease, Customer and ALSG acknowledge and agree that Rent payable under this Schedule shall be paid quarterly rather than monthly, quarterly rent shall be due and payable in advance on the first day of each calendar quarter, and the first payment shall be a pro rata portion of the quarterly rental charge calculated on a ninety day basis and shall be due and payable when invoiced by ALSG. The terms of this Schedule shall be interpreted so as to be consistent with the intention of the parties that rental be paid on a quarterly basis.

MASTER EQUIPMENT LEASE: This Schedule is entered into pursuant to the Master Equipment Lease identified above, a copy of which each party hereto has been provided. All of the terms, conditions, representations and warranties of the Master Equipment Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Schedule. This Schedule constitutes a separate lease with respect to the Machines described herein. By their execution and delivery of this Schedule, the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Equipment Lease, except as modified herein. Discount rate: In calculating present value with regard to item 22 of the Master Equipment Lease, the discount rate to be used will be the lesser of the Federal Reserve discount window borrowing rate in effect at the Commencement Date or 6%.


Alliance Leasing & Services Group, Ltd.   Cardinal Realty Services, Inc.

BY: /s/ David K. Kunchal                  BY: /s/ Mark D. Thompson
    --------------------------------          ----------------------------------
 Its duly authorized representative    TITLE: E.V.P. and Chief Financial Officer

                                  ATTACHMENT #1
              TO MASTER EQUIPMENT LEASE NUMBER CRS96120 SCHEDULE A


QUANTITY  TYPE      MODEL    DESCRIPTION                    SERIAL NO.
     1    9406      510      AS/400 Model 2143
     2              /1602    1.03 Disk Unit
     1              /2619    Token Ring Card
     1              /2621    Tape Controller
     1              /2623    Six Line Comm Controller
     3              /2657    EIA 232/V.24 Two Line
     1              /2674    Optical Bus Adapter
     1              /2686    Optical Link Processor
     1              /5044    System Unit Exp Rack
     2              /6140    Workstation Controller
     3              /6501    DASD Controller
     1              /6606    1.96 Disk Unit
     2              /7255    Opt Base 256MB Main Storage

     1    9337      480      Disk Unit
     4              /1288    4.19GB Disk Unit

     1    9337      440      Disk Unit
     4              /1248    1.96 Disk Unit

     1    3590      B11      Cartridge Tape Drive

     1    7857      017      Modem

     1                       J.D. Edwards Software


                                                  Customer Initials: MDT
                                                                     ---
                                                                    E.V.P / CFO

[Alliance Leasing & Services Group Letterhead]

                            CERTIFICATE OF ACCEPTANCE
                          ACKNOWLEDGMENT OF ASSIGNMENT
                                       AND
                              INSURANCE OBLIGATION

CUSTOMER'S CERTIFICATE OF ACCEPTANCE & ACKNOWLEDGEMENT OF ASSIGNMENT As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 ("Lease") entered into with Alliance Leasing & Services Group, Ltd. ("ALSG"), we do hereby certify that we have as of the date hereof inspected each item of equipment described on Schedule(s) B, a copy of each of which is attached hereto, and found the same to be in good operating condition; and, by execution and delivery of this Certificate, we do hereby unconditionally accept each said item of equipment as installed for the Lease.

In addition, we hereby acknowledge that we have been advised by ALSG that ALSG anticipates assigning the Schedule(s) to a lender ("Lender") in consideration of a loan to ALSG. We hereby authorize ALSG to enter the Lender's name in the space provided below. Return of a copy of this certificate to us including the
Lender's  name  below,   counter-executed   by  ALSG  ,  will   constitute   our
acknowledgment of this assignment. We will thereafter remit all future rental payments to the Lender at the address given below.

For the express benefit of the Lender, we hereby affirm all of our covenants and agreements under the Lease; we hereby affirm that the Lease and Schedule(s) are in full force and effect and that as of the date hereof no event of default has occurred under the Lease; and we hereby specifically covenant and agree that, with respect to the periodic rental charges and other payments due and to become due under the Lease, we shall not assert for any reason whatsoever against the Lender, as assignee of ALSG, any defense, set-off, or counterclaim (including recoupment against or any diminution of amounts payable by Lessee to the Lender) which we may have against ALSG.

CUSTOMER'S ACKNOWLEDGMENT OF INSURANCE OBLIGATION As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 with ALSG as Lessor, we hereby acknowledge our obligation to promptly furnish a Certificate or Evidence of Insurance providing coverage on the equipment in our Lease Schedule(s) B dated
September 30, 1996. The Loss Payable clause will be in favor of "ALSG and its Successors and Assigns, as their interests may appear," and the amount will be $580,428.00

Please be advised that this request has been made of

Northfield Insurance Co.     of  St. Paul, Minnesota,   (800) 237-9334
----------------------------     -------------------   -----------------
(Customer's Insurance Agent)          (Location)       (Telephone Number)

and that such Certificate or Evidence of Insurance will be shortly forthcoming.

CARDINAL REALTY SERVICES, INC.           ALLIANCE LEASING & SERVICES GROUP, LTD.

By: /s/  Mark D. Thompson                By: /s/ David K. Kunchal
   ------------------------                  -------------------------

Date:     9/30/96                        Date:  9/30/96
      ---------------------                     -------

Title: E.V.P. & Chief Financial Officer  Title: President
      ---------------------------------         ----------

Schedule(s) A has (have) been assigned to:
Lender's Name:
Lender's Address:

                                   ADDENDUM #1


This is an addendum to Schedule A dated September 30, 1996 to Master Equipment Lease No. CRS96120 dated September 30, 1996, by and between Cardinal Realty Services, Inc. ("Customer") and Alliance Leasing & Services Group, Ltd. ("ALSG").

In consideration of the respective parties entering into the Schedule, providing for the lease of certain equipment by ALSG to Customer, ALSG and Customer hereby agree as follows:

          At the end of the Initial Term and upon payment in full of all of Customer's obligations under the Schedule and Master Equipment Lease, Customer may purchase the equipment on this Schedule for an amount equal to the then current fair market value of the equipment.

          At the end of the Initial Term, ALSG will offer Customer an extension of the lease of the equipment on this Schedule at a fair market value monthly rate.

          At the end of the Initial Term and upon payment in full of all of Customer's obligations under the Schedule and Master Equipment Lease, Customer may return the equipment on this Schedule with no further obligation.

Accepted and agreed upon this 7th day of January, 1996.



Alliance Leasing & Services Group, Ltd.         Cardinal Realty Services, Inc.

By:      /s/ David K. Kunchal                   By:    /s/  Mark D. Thompson
         --------------------                          ---------------------
Title:       President                          Title:      EVP and CFO

                                   ADDENDUM #2



This is an addendum to Schedule A dated September 30, 1996 to Master Equipment Lease No. CRS96120 dated September 30, 1996, by and between Cardinal Realty Services, Inc. ("Customer") and Alliance Leasing & Services Group, Ltd. ("ALSG").

In consideration of the respective parties entering into the Schedule, providing for the lease of certain equipment by ALSG to Customer, ALSG and Customer hereby agree as follows:

         ALSG will make one (1) payment directly to Customer according to the following payment schedule:

         Payment Number             Date Due         Payment Amount
         --------------             --------         -------------
         1                          09/30/96         $87,996.00

Accepted and agreed upon this 30th day of September, 1996.



Alliance Leasing & Services Group, Ltd.   Cardinal Realty Services, Inc.

By:   /s/   David K. Kunchal              By:    /s/  Mark D. Thompson
      ---------------------------------          ------------------------

Title:         President                  Title: EVP and Chief Financial Officer

                                   ADDENDUM #3



This is an addendum to Schedule A dated September 30, 1996 to Master Equipment Lease No. CRS96120 dated September 30, 1996, by and between Cardinal Realty Services, Inc. ("Customer") and Alliance Leasing & Services Group, Ltd. ("ALSG").

In consideration of the respective parties entering into the Schedule, providing for the lease of certain equipment by ALSG to Customer, ALSG and Customer hereby agree as follows:

         ALSG will assume responsibility for the fair market value obligation as of September 30, 1997 for the equipment listed below:

         Qty      Model#            Description
         ---      ------            -----------
         1        9406-F50          AS/400
         1        2619              Token Ring Card
         1        2621              Tape Controller
         1        2623              Six Line Comm Controller
         3        2657              EIA 232/V.24 Two Line
         1        5042              System Unit Exp. Rack
         2        6140              Workstation Controller
         1        6501              DASD Controller
         1        9337-440          Disk Unit
         4        1248              1.96 Disk Unit

Accepted and agreed upon this 30th day of September, 1996.



Alliance Leasing & Services Group, Ltd.   Cardinal Realty Services, Inc.

By:      /s/ David K. Kunchal             By: /s/ Mark D. Thompson
         --------------------                 --------------------
Title:   President                        Title: EVP and Chief Financial Officer

SCHEDULE  B                 DATED   January 6, 1997
TO MASTER EQUIPMENT LEASE NO.       CRS96120
DATED   September 30, 1996
        CUSTOMER:                Cardinal Realty Services, Inc.
        EQUIPMENT LOCATION:      6954 Americana Parkway
                                 Reynoldsburg, OH 43068
        COMMENCEMENT DATE:       November 29, 1996
        MANUFACTURER:            POWERSITE


INITIAL TERM: 36 MONTHS after the first day of the calendar quarter  immediately following the Commencement Date.


QUANTITY      TYPE   MODEL    DESCRIPTION         SERIAL  QUARTERLY   STIPULATED
                                                    NO.     RENT      LOSS VALUE

                                                         ----------  -----------
  350                         PowerSite System Copy      $23,352.00  $280,224.00






     This Schedule is a schedule to Master Equipment Lease Agreement Number CRS96120 ("Agreement") between Alliance Leasing and Services Group, Ltd. and Cardinal Realty Services, Inc. ("Customer"), and assigned to LeaseNet, Inc. ("Lessor").



QUARTERLY RENT: Notwithstanding Section 2 of the Master Equipment Lease, Customer and LeaseNet acknowledge and agree that Rent payable under this Schedule shall be paid quarterly rather than monthly, quarterly rent shall be due and payable in advance on the first day of each calendar quarter, and the first payment shall be a pro rata portion of the quarterly rental charge calculated on a ninety day basis and shall be due and payable when invoiced by LeaseNet . The terms of this Schedule shall be interpreted so as to be consistent with the intention of the parties that rental be paid on a quarterly basis.

MASTER EQUIPMENT LEASE: This Schedule is entered into pursuant to the Master Equipment Lease identified above, a copy of which each party hereto has been provided. All of the terms, conditions, representations and warranties of the Master Equipment Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Schedule. This Schedule constitutes a separate lease with respect to the Machines described herein. By their execution and delivery of this Schedule, the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Equipment Lease, except as modified herein. Discount rate: In calculating present value with regard to item 22 of the Master Equipment Lease, the discount rate to be used will be the lesser of the Federal Reserve discount window borrowing rate in effect at the Commencement Date or 6%.


LeaseNet, Inc.                                    Cardinal Realty Services, Inc.

BY: /s/ David K. Kunchal                          BY: /s/ Mark D. Thompson
    --------------------------------------            --------------------------
    Its duly authorized representative            TITLE: E.V.P. and CFO

                            CERTIFICATE OF ACCEPTANCE
                          ACKNOWLEDGMENT OF ASSIGNMENT
                                       AND
                              INSURANCE OBLIGATION

CUSTOMER'S CERTIFICATE OF ACCEPTANCE & ACKNOWLEDGEMENT OF ASSIGNMENT As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 ("Lease") entered into with LeaseNet, Inc. we do hereby certify that we have as of the date hereof inspected each item of equipment described on Schedule(s) B, a copy of each of which is attached hereto, and found the same to be in good operating condition; and, by execution and delivery of this Certificate, we do hereby unconditionally accept each said item of equipment as installed for the Lease.

In addition, we hereby acknowledge that we have been advised by LeaseNet that LeaseNet anticipates assigning the Schedule(s) to a lender ("Lender") in consideration of a loan to LeaseNet. We hereby authorize LeaseNet to enter the Lender's name in the space provided below. Return of a copy of this certificate to us including the Lender's name below, counter-executed by LeaseNet , will constitute our acknowledgment of this assignment. We will thereafter remit all future rental payments to the Lender at the address given below.

For the express benefit of the Lender, we hereby affirm all of our covenants and agreements under the Lease; we hereby affirm that the Lease and Schedule(s) are in full force and effect and that as of the date hereof no event of default has occurred under the Lease; and we hereby specifically covenant and agree that, with respect to the periodic rental charges and other payments due and to become due under the Lease, we shall not assert for any reason whatsoever against the Lender, as assignee of LeaseNet, any defense, set-off, or counterclaim (including recoupment against or any diminution of amounts payable by Lessee to the Lender) which we may have against LeaseNet.

CUSTOMER'S ACKNOWLEDGMENT OF INSURANCE OBLIGATION As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 with LeaseNet as Lessor, we hereby acknowledge our obligation to promptly furnish a Certificate or Evidence of Insurance providing coverage on the equipment in our Lease Schedule(s) B dated January 6, 1997. The Loss Payable clause will be in favor of "LeaseNet and its Successors and Assigns, as their interests may appear," and the amount will be $280,224.00

Please be advised that this request has been made of

____________________________ of ________________________ , _____________________
(Customer's Insurance Agent)         (Location)              (Telephone Number)

and that such Certificate or Evidence of Insurance will be shortly forthcoming.

LEASENET, INC.                              CARDINAL REALTY SERVICES, INC.

By: /s/  David K. Kunchal                   By:   /s/ Mark D. Thompson
    ---------------------                         ----------------------

Date:     1-7-97                            Date: November 29, 1996
      -------------------                         ----------------------

Title: President                            Title:   EVP and CFO
       ------------------                         ----------------------

Schedule(s) B has (have) been assigned to:
Lender's Name:        Star Bank, N.A.
Lender's Address:     425 Walnut Street
                      Cincinnati, OH 45201

SCHEDULE  C     DATED  April 1, 1997
TO MASTER EQUIPMENT LEASE NO. CRS96120
DATED     September 30, 1996
          CUSTOMER:               Cardinal Realty Services, Inc.
          EQUIPMENT LOCATION:     6954 Americana Parkway
                                  Reynoldsburg, OH 43068
          COMMENCEMENT DATE:      April 1, 1997
          MANUFACTURER:           Various

INITIAL TERM: 36 MONTHS after the first day of the calendar quarter immediately following the Commencement Date.

QUANTITY TYPE          MODEL   DESCRIPTION                           SERIAL       QUARTERLY    STIPULATED
                                                                        NO.         RENT       LOSS VALUE


   2     BK280B                Back-ups 280-280 VA Standby                          $498.00     $5,974.00
   2     C4661A         M330   OfficeJet Prt/Fax/Copier/Scanner      SUS67NA10HK
                                                                     SUS67NA10HY
   1     07-00-01817           PCAnywhere WIN95/NT V7.5
   2     07-00-01850           Norton Antivirus V2.0 f/WIN95
   2     070-054V400           Works V4.0 f/WIN95
   2     TST800RFBET           Tapestor Travan 800 INT 800 MB
                                  QIC80 w/TRI, B/U
   2     0037-3131             Acer Entra P/100 16MB/1.08GB          1700042763
                                   256K Cache                        1700042828
   2     0053-0020             Acer 15" .28DP UVGA Monitor           M5500006685
                                                                     M5500006669
   2     0010-0080             NCM 8x CD-ROM
   1     07-91-00505           PC Anywhere V7.5 f/WIN95,
                                   NT A-Node
   2     0053-4004             IMB VRAM f/Acer Entra
   1     MVPV34ILC             33.6INT 14.4S/R Fax V.34
   1     0260-0101             Max 33.6INT V.34 Netpacer
   2     PAR/BD-6              6' IEEE 1284 Printer Cable DB25-Cent36M

     This Schedule is a schedule to Master Equipment Lease Agreement Number CRS96120 ("Agreement") between Alliance Leasing and Services Group, Ltd. and Cardinal Realty Services, Inc. ("Customer"), and assigned to LeaseNet, Inc. ("Lessor").

QUARTERLY RENT: Notwithstanding Section 2 of the Master Equipment Lease, Customer and LeaseNet acknowledge and agree that Rent payable under this Schedule shall be paid quarterly rather than monthly, quarterly rent shall be due and payable in advance on the first day of each calendar quarter, and the first payment shall be a pro rata portion of the quarterly rental charge calculated on a ninety day basis and shall be due and payable when invoiced by LeaseNet . The terms of this Schedule shall be interpreted so as to be consistent with the intention of the parties that rental be paid on a quarterly basis.

MASTER EQUIPMENT LEASE: This Schedule is entered into pursuant to the Master Equipment Lease identified above, a copy of which each party hereto has been provided. All of the terms, conditions, representations and warranties of the Master Equipment Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Schedule. This Schedule constitutes a separate lease with respect to the Machines described herein. By their execution and delivery of this Schedule, the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Equipment Lease, except as modified herein. Discount rate: In calculating present value with regard to item 22 of the Master Equipment Lease, the discount rate to be used will be the lesser of the Federal Reserve discount window borrowing rate in effect at the Commencement Date or 6%.


LeaseNet, Inc.                                    Cardinal Realty Services, Inc.

BY: /s/ David K. Kunchal                          BY: /s/ Mark D. Thompson
    ---------------------                             ---------------------
   Its duly authorized representative             TITLE: Executive V.P. and CFO

                            CERTIFICATE OF ACCEPTANCE
                          ACKNOWLEDGMENT OF ASSIGNMENT
                                       AND
                              INSURANCE OBLIGATION

CUSTOMER'S CERTIFICATE OF ACCEPTANCE & ACKNOWLEDGEMENT OF ASSIGNMENT As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 ("Lease") entered into with LeaseNet, Inc. we do hereby certify that we have as of the date hereof inspected each item of equipment described on Schedule(s) C, a copy of each of which is attached hereto, and found the same to be in good operating condition; and, by execution and delivery of this Certificate, we do hereby unconditionally accept each said item of equipment as installed for the Lease.

In addition, we hereby acknowledge that we have been advised by LeaseNet that LeaseNet anticipates assigning the Schedule(s) to a lender ("Lender") in consideration of a loan to LeaseNet. We hereby authorize LeaseNet to enter the Lender's name in the space provided below. Return of a copy of this certificate to us including the Lender's name below, counter-executed by LeaseNet , will constitute our acknowledgment of this assignment. We will thereafter remit all future rental payments to the Lender at the address given below.

For the express benefit of the Lender, we hereby affirm all of our covenants and agreements under the Lease; we hereby affirm that the Lease and Schedule(s) are in full force and effect and that as of the date hereof no event of default has occurred under the Lease; and we hereby specifically covenant and agree that, with respect to the periodic rental charges and other payments due and to become due under the Lease, we shall not assert for any reason whatsoever against the Lender, as assignee of LeaseNet, any defense, set-off, or counterclaim (including recoupment against or any diminution of amounts payable by Lessee to the Lender) which we may have against LeaseNet.

CUSTOMER'S ACKNOWLEDGMENT OF INSURANCE OBLIGATION As Lessee under Master Equipment Lease CRS96120 dated September 30, 1996 with LeaseNet as Lessor, we hereby acknowledge our obligation to promptly furnish a Certificate or Evidence of Insurance providing coverage on the equipment in our Lease Schedule(s) C dated April 1, 1997. The Loss Payable clause will be in favor of "LeaseNet and its Successors and Assigns, as their interests may appear," and the amount will be $5,974.00.

Please be advised that this request has been made of


_____________________________ of  _________________ , __________________________
 (Customer's Insurance Agent)        (Location)           (Telephone Number)

and that such Certificate or Evidence of Insurance will be shortly forthcoming.


LEASENET, INC.                             CARDINAL REALTY SERVICES, INC.

By: /s/  David K. Kunchal                  By:      /s/ Ronald P. Koegler
    ---------------------                           ----------------------

Date:    5-5-97                            Date:    5/2/97
         ----------------                           ------

Title:   President                         Title:   VP and Controller
         ---------                                  -----------------


Schedule(s) C has (have) been assigned to:

Lender's Name:        Star Bank, N.A.
Lender's Address:     425 Walnut Street
                      Cincinnati, OH 45201